                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                               INFORTE CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------
     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------
     (3) Filing Party:

     -------------------------------------------------------------------------
     (4) Date Filed:

     -------------------------------------------------------------------------
Notes:

Reg. (S) 240.14a-101.

SEC 1913 (3-99)

[LOGO] INFORTE

                                 INFORTE CORP.
                     NOTICE OF STOCKHOLDERS ANNUAL MEETING
                                APRIL 25, 2002

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that Inforte Corp.'s 2002 stockholders annual meeting will be held on April 25, 2002, at 10:00 a.m. central daylight time, via the internet at www.inforte.com, for the following purposes as more fully described in the proxy statement accompanying this notice:

    1. To elect two class II directors to the board of directors for a term of three years expiring upon the 2005 annual meeting of stockholders or until a successor is elected;

    2. To ratify the appointment of Ernst & Young LLP as independent public accountants for the fiscal year ending December 31, 2002;

    3. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on March 4, 2002, are entitled to receive notice of and to vote during the meeting.

All stockholders are cordially invited to attend the annual meeting which will be held on an electronic basis only. However, to assure your representation at the meeting, you are urged to vote as soon as possible. All stockholders may vote by mail, by telephone or over the internet. If telephone or internet voting is available to you, Inforte encourages these faster and less costly methods. Stockholders attending the electronic meeting may vote during the meeting by faxing their completed proxy form to 312-332-9207 prior to the close of voting.

The list of stockholders of record entitled to vote at the meeting will be made available during the meeting via the internet from the main investor relations web page of Inforte Corp.'s website at www.inforte.com.

                                          Sincerely,

                                          /s/ Philip Bligh
                                          Philip S. Bligh
                                          Chairman and Chief Executive Officer

Chicago, Illinois
March 22, 2002

                                 INFORTE CORP.
             PROXY STATEMENT FOR 2002 STOCKHOLDERS ANNUAL MEETING
                                APRIL 25, 2002

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed Proxy is solicited on behalf of the board of directors of Inforte Corp., for use related to its 2002 stockholders annual meeting to be held on April 25, 2002, at 10:00 a.m., central daylight time, or at any adjournments or postponements thereof, for the purpose set forth in this proxy statement and in the accompanying notice of stockholders annual meeting. The meeting will be held completely on an electronic basis. To access the live webcast of the meeting go to www.inforte.com at least 30 minutes prior to the meeting start time to register. Inforte's telephone number is (312) 540-0900.

These proxy solicitation materials were mailed or delivered electronically on or about March 22, 2002 to all stockholders entitled to vote.

RECORD DATE; OUTSTANDING SHARES

Stockholders of record at the close of business on March 4, 2002 (the ''record date''), are entitled to receive notice of and vote during the meeting. On the record date, 11,618,410 shares of Inforte's common stock, $0.001 par value, were issued and outstanding and held by 3,606 stockholders.

REVOCABILITY OF PROXIES

Stockholders may change their vote by revoking a proxy prior to the close of voting in one of four ways:

    1. Deliver written notice to Inforte's corporate secretary that you are revoking your proxy;

    2. Submit another proxy with a later date;

    3. Submit another proxy by telephone or internet after you have provided an earlier proxy; or

    4. Fax your completed proxy to 312-332-9207 during the meeting.

VOTING AND SOLICITATION

Every stockholder of record on the record date is entitled, for each share held, to one vote on each proposal or item that comes before the meeting. Stockholders will not be allowed to cumulate their votes in the election of directors.

Inforte will bear the cost of soliciting proxies. Inforte may reimburse expenses incurred by brokerage firms and other persons representing beneficial owners of shares in forwarding solicitation material to beneficial owners. Proxies may be solicited by certain Inforte directors, officers and regular employees, without additional compensation, personally, by internet, by telephone or by fax.

QUORUM; ABSENTATIONS; BROKER NON-VOTES

Votes cast by proxy or via fax during the meeting will be tabulated by the inspector of elections with the assistance of Inforte's transfer agent. The inspector will also determine whether or not a quorum is present. In general, Delaware law provides that a quorum consists of a majority of shares which are entitled to vote and which are present or represented by proxy at the meeting. Except in certain specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law for approval of proposals presented to stockholders. Since Inforte's meeting is entirely electronic, the affirmative vote will be determined by a majority of shares represented by proxy.

The inspector will treat shares that are voted ''WITHHELD'' or ''ABSTAIN'' as being present and entitled to vote for purposes of determining the presence of a quorum but will not treat these as votes in favor of or opposed to the matter submitted to the stockholders for a vote. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the election of the class II directors, for the confirmation of the appointment of the designated independent auditors, and as the proxy holders deem advisable, on other matters that may come before the meeting, as the case may be, with respect to the items not marked.

If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present with respect to that matter. Inforte believes that the tabulation procedures to be followed by the inspector are consistent with the Delaware statutory requirements concerning voting of shares and determination of a quorum.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSAL

Stockholder proposals which are intended to be presented at Inforte's 2003 annual meeting must be received by Inforte's corporate secretary no later than November 22, 2002 in order to be included in the proxy statement and form of proxy for that meeting. Stockholder proposals which are not to be included in Inforte's proxy statement for the 2003 annual meeting will be considered untimely if not received by November 22, 2002, and the persons named as proxies solicited by Inforte's board of directors for the 2003 annual meeting may exercise discretionary voting power with respect to any such proposal not submitted by that deadline.

PROPOSAL NO. 1--ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

Pursuant to Inforte's certificate of incorporation and bylaws, Inforte's board of directors currently consists of seven (7) persons, divided into three (3) classes serving staggered terms of three (3) years. Currently there are three
(3) directors in class I, two (2) directors in class II and two (2) directors in class III. Two class II directors are to be elected at the meeting. The class III and class I directors will be elected at Inforte's 2003 and 2004 annual meetings, respectively. The class II directors elected at the meeting will hold office until the 2005 annual meeting or until their successors have been duly elected and qualified.

In the event that any such person becomes unavailable or declines to serve as a director at the time of the meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the current board of directors to fill the vacancy. It is not expected that the nominees will be unavailable to serve.

NOMINEES FOR ELECTION AT THE ANNUAL MEETING

The following table sets forth information concerning the nominees for election as class II directors at the meeting, including information as to such nominee's age as of the record date and position with Inforte and business experience.

      NAME OF NOMINEE   AGE                   POSITION
      -------------------------------------------------------------------
      Stephen C.P. Mack 36  Chief Operating Officer, President & Director
      -------------------------------------------------------------------
      Al Ries(1)        75  Director

(1) Member of audit committee

Stephen C.P. Mack joined Inforte in October 1994 and has served as a director since that time. Mr. Mack is currently Inforte's chief operating officer and president. Before joining Inforte, from February 1988 to October 1994, Mr. Mack worked at Accenture, where he was, most recently, a project manager responsible for the design and implementation of enterprise-wide operational and decision support systems for large, multinational corporations. Mr. Mack holds a Master's degree in engineering and management from the University of Birmingham, England.

Al Ries, a director of Inforte since February 2000, is chairman of Ries & Ries, an Atlanta based strategic consulting firm which he co-founded in 1994. Prior to 1994, Mr. Ries was a principal in Trout & Ries, a marketing strategy firm. Mr. Ries has extensive experience in marketing, having entered the field in 1950, joining the advertising and sales promotion department of General Electric. Mr. Ries joined the advertising firm of Needham, Louis and Brorby in 1955, followed by Marsteller, Inc. in 1961. Mr. Ries founded the advertising firm of Ries, Cappiello and Colwell in 1963, which changed its name in 1979 to Trout & Ries. Mr. Ries obtained a B.A. in liberal arts from DePauw University, and has authored or co-authored a number of popular books on marketing strategy, including Positioning: The Battle For Your Mind; Marketing Warfare;
Focus: The Future of Your Company Depends On It; The 22 Immutable Laws of Branding; and The 11 Immutable Laws of Internet Branding.

VOTE REQUIRED

The nominees receiving the highest number of affirmative votes of the shares entitled to vote on this matter will be elected as the class II directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

DIRECTORS WHOSE TERMS OF OFFICE CONTINUE AFTER THE ANNUAL MEETING

The following tables set forth information concerning the directors whose terms of office continue after the meeting, including information as to each director's age as of the record date and position with Inforte.

CLASS III DIRECTORS

         NAME OF NOMINEE         AGE              POSITION
         --------------------------------------------------------------
         Philip S. Bligh         34  Chief Executive Officer & Chairman
         --------------------------------------------------------------
         Edgar D. Jannotta(1)(2) 70   Director

(1) Member of audit committee
(2) Member of compensation committee

Philip S. Bligh co-founded Inforte and has served as chairman of the board of directors of Inforte since inception in September 1993. Mr. Bligh also currently serves as chief executive officer. Before founding Inforte, Mr. Bligh served in various technology consulting roles for Accenture from October 1988 to February 1991 and as a project manager for Systems Software Associates, an enterprise software provider, from April 1991 through Inforte's founding. Mr. Bligh holds a B.S. in chemical engineering from University College London, England.

Edgar D. Jannotta, a director of Inforte since February 2000, has served as chairman of William Blair & Company since March 2001. Mr. Jannotta joined William Blair & Company in 1959, became a partner in January 1965, assistant managing partner in 1973, managing partner in 1977, senior partner in 1995 and senior director in 1996. Mr. Jannotta is chairman of the board of trustees of the University of Chicago and a director of Lyric Opera of Chicago. Mr. Jannotta received an A.B. from Princeton University and an M.B.A. from Harvard Business School. Mr. Jannotta is a former chairman of the Securities Industry Association and former director of the New York Stock Exchange, Inc. Mr. Jannotta serves as a director of AAR Corp., Aon Corporation, Bandag, Incorporated, Exelon Corporation and Molex Incorporated.

CLASS I DIRECTORS

          NAME OF NOMINEE       AGE              POSITION
          ------------------------------------------------------------
          Ray C. Kurzweil(1)(2) 53  Director
          ------------------------------------------------------------
          Nick Padgett          35  Chief Financial Officer & Director
          ------------------------------------------------------------
          Michael E. Porter     54  Director
          ------------------------------------------------------------

(1) Member of audit committee
(2) Member of compensation committee

Ray C. Kurzweil, a director of Inforte since February 2000, is chairman and chief executive officer of Kurzweil Technologies, Inc., a software development firm he founded in 1995. Mr. Kurzweil was the principal developer of many advanced technologies, including the first omni-font optical character recognition, the first print-to-speech reading machine for the blind, the first CCD flat-bed scanner, the first text-to-speech synthesizer, the first music synthesizer that could recreate acoustical instruments, and the first commercially marketed large vocabulary speech recognition software. Mr. Kurzweil successfully founded and developed nine artificial intelligence businesses. Mr. Kurzweil's numerous awards include the 1999 National Medal of Technology, the nation's highest honor in technology, received from President Clinton, and the $500,000 MIT-Lemelson Prize for Invention in 2001. His book, The Age of Intelligent Machines, was named Best Computer Science Book of 1990. His recent best-selling book, The Age of Spiritual Machines, When Computers Exceed Human Intelligence (Viking) achieved #1 status on Amazon in science as well as in artificial intelligence. Mr. Kurzweil holds a B.S. in computer science and literature from the Massachusetts Institute of Technology, and has been awarded nine honorary doctorates. Mr. Kurzweil serves as a director of LifeFX and United Therapeutics.

Nick Padgett has served as Inforte's chief financial officer since December 1997. Mr. Padgett has been a director of Inforte since its founding in September 1993. Before joining Inforte, Mr. Padgett served as an equity research analyst for William Blair & Company, from August 1994 to December 1997. Before William Blair, Mr. Padgett served in various technology consulting roles for Accenture from June 1988 to September 1992. Mr. Padgett holds an M.B.A. from the Amos Tuck School of Business Administration at Dartmouth College and a B.S. in computer science from Western Illinois University.

Michael E. Porter, a director of Inforte since February 2000, is the Bishop William Lawrence University Professor at Harvard Business School and a leading authority on competitive strategy and international competitiveness. Dr. Porter joined the Harvard Business School faculty in 1973 after receiving a B.S.E. with high honors in aerospace and mechanical engineering from Princeton University in 1969, an M.B.A. with high distinction in 1971 from Harvard Business School and a Ph.D. in business economics from Harvard University in 1973. Dr. Porter teaches competitive strategy and counsels corporate executives and government leaders on enhancing competitiveness. He serves on the board of directors of Parametric Technology Corporation and Thermo Electron Corporation. Dr. Porter is the author of 16 books and over 75 articles including Competitive
Strategy: Techniques for Analyzing Industries and Competitors, On Competition, and The Competitive Advantage of Nations.

There are no family relationships among any executive officer or director
Inforte.

SECURITY OWNERSHIP

The following tables set forth the beneficial ownership of Inforte's common stock as of December 31, 2001 (i) by each of the executive officers named in the table under ''Executive Compensation--Summary Compensation Table,'' (ii) by each director and nominee, (iii) by all current directors and executive officers as a group and (iv) by all persons known to Inforte, based on statements filed by such persons pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934 to be the beneficial owners of more than 5% of Inforte's common stock. Total shares outstanding as of December 31, 2001 were 11,591,564. The column entitled ''Options'' consists of shares of common stock subject to options exercisable or currently exercisable within 60 days of December 31, 2001, which are deemed to be outstanding for the purpose of computing the percentage ownership of the person holding the options. Unless indicated otherwise below, each stockholder named in the table has sole voting and investment power of the shares beneficially owned, subject to community property laws.

DIRECTORS AND EXECUTIVE OFFICERS

                                  Shares of                  Options
                                   Common                  Exercisable
                                    Stock                   Within 60                                      Percentage of Total
                                    Owned                     Days                      Total              Shares Outstanding
---------------------------------------------------------------------------------------------------------------------------------
Non-employee Directors
---------------------------------------------------------------------------------------------------------------------------------
Edgar D. Jannotta                            30,000                    13,334                    43,334             *
Ray C. Kurzweil                               5,000                    13,334                    18,334             *
Michael E. Porter                             2,500                    45,834                    48,334             *
Al Ries                                      20,000                    13,334                    33,334             *
---------------------------------------------------------------------------------------------------------------------------------
Named Executive Officers
---------------------------------------------------------------------------------------------------------------------------------
Philip S. Bligh                           2,550,000                        --                 2,550,000                     22.0%
Stephen C.P. Mack                         2,100,000                        --                 2,100,000                     18.1%
Nick Padgett                                600,000                   150,000                   750,000                      6.4%
---------------------------------------------------------------------------------------------------------------------------------
Directors and Executive
  Officers As a Group
---------------------------------------------------------------------------------------------------------------------------------
(7 persons)                               5,307,500                   235,836                 5,543,336                     46.9%

*  Less than 1% of the outstanding shares of common stock.

CERTAIN STOCKHOLDERS

This table shows all persons known to be beneficial owners of more than 5% of Inforte's common stock.

                               Shares of Common Stock Owned Percentage of Total Shares Outstanding
--------------------------------------------------------------------------------------------------
Franklin Advisers, Inc.
One Franklin Parkway
San Mateo, CA 94403                     1,114,267                            9.6%
--------------------------------------------------------------------------------------------------
Fidelity Management & Research
One Federal Street
Boston, MA 02110                          917,830                            7.9%

CERTAIN TRANSACTIONS

Inforte has entered into indemnification agreements with each of its directors and officers. These indemnification agreements require us to indemnify such individuals to the fullest extent possible under Delaware law. We believe that all transactions between Inforte and its officers, directors, principal stockholders and other affiliates have been and will be on terms no less favorable to us than could be obtained from unaffiliated third parties.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No executive officer of Inforte or member of the board of directors or the compensation committee serves as a member of the board of directors or Compensation Committee of any entity that has one or more executive officers serving as a member of Inforte's board of directors or Compensation Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires Inforte's officers and directors, and persons who own more than 10% of a registered class of Inforte's equity securities, to file reports of ownership with the Securities and Exchange Commission (the ''SEC''). Officers, directors and 10% stockholders are also required by SEC rules to furnish Inforte with copies of all Section 16(a) reports they file. To Inforte's knowledge, based solely on a review of the copies of filings furnished to us and written representations that no other reports were required, Inforte believes that all of its directors and executive officers complied during 2001 with the reporting requirements of Section 16(a), except as follows through inadvertence: (1) form 5 was not filed in 2001 for option grants made to Michael E. Porter, an Inforte director, in October 2000 under Inforte's incentive compensation plan in exchange for consulting services, (2) Form 4 was filed three days late for options exercised by Douglas Turk, a former executive vice president of Inforte, in May 2001, (3) Form 5 was filed late for options granted to Douglas Turk, a former executive vice president of Inforte in April 2001 and (4) Form 5 was filed late for options granted to David Sutton, a former executive vice president of Inforte, in April 2001.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

The Inforte board of directors held a total of five meetings during 2001.

The audit committee, which currently consists of directors Edgar D. Jannotta, Al Ries and Ray C. Kurzweil, met four times during fiscal year 2001. The audit committee meets with Inforte's independent accountants to review the adequacy of Inforte's internal control system and financial reporting procedures, reviews the general scope of Inforte's annual audit and reviews and monitors the services provided by Inforte's independent accountants.

The compensation committee, which currently consists of directors Edgar D. Jannotta and Ray C. Kurzweil, met four times during fiscal year 2001. The compensation committee sets the level of compensation of executive officers and advises management with respect to compensation levels for key employees. The compensation committee administers Inforte's stock option plans and the employee stock purchase plan.

Inforte's board of directors does not have a nominating committee.

No director attended less than 75% of the total meetings of the board of directors and the meetings held by board committees on which such director served.

DIRECTORS COMPENSATION

Inforte does not currently compensate its directors in cash for their service as board members, although Inforte reimburses its directors for expenses in connection with attendance at board of directors and committee meetings. Under Inforte's stock option plan, directors are eligible to receive stock option grants at the discretion of the board of directors.

EXECUTIVE COMPENSATION

The following table sets forth all compensation awarded, earned or paid to Inforte's chief executive officer, and Inforte's other executive officers as of the end of fiscal year 2001, for services rendered by each person in all capacities to Inforte during the fiscal years 1999, 2000 and 2001. Only three individuals served as Inforte's named executive officers throughout all of 2001. This information includes the dollar value of base salaries and bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred. In accordance with the rules of the SEC, other compensation in the form of perquisites and other personal benefits has been omitted because such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus for the named executive officer for such year. Inforte does not grant stock appreciation rights and has no long-term compensation benefits other than options.

SUMMARY COMPENSATION TABLE

                                                      LONG-TERM
                                                     COMPENSATION
                                                      SECURITIES
                                                      UNDERLING    ALL OTHER
                 ANNUAL COMPENSATION                   OPTIONS    COMPENSATION
  ----------------------------------------------------------------------------
      NAME AND PRINCIPAL
           POSITION           YEAR  SALARY   BONUS
  ----------------------------------------------------------------------------
  Philip S. Bligh             2001 $131,250 $ 54,073     --           $-0-
  Chief Executive Officer     2000  127,333  217,711     --            -0-
  & Director                  1999  150,250  122,184     --            -0-
  ----------------------------------------------------------------------------
  Stephen C. P. Mack          2001  112,500   34,449     --            -0-
  Chief Operating Officer,    2000  148,881  153,804     --            -0-
  President & Director        1999  124,075  300,381     --            -0-
  ----------------------------------------------------------------------------
  Nick Padgett                2001  125,000   38,432     --            -0-
  Chief Financial Officer     2000   75,133  164,002     --            -0-
  & Director                  1999   85,550   57,728     --            -0-
  ----------------------------------------------------------------------------
  David B. Sutton
  Executive Vice President(1) 2001   73,333   29,600    1,940          -0-

(1) David B. Sutton was not an employee nor an executive officer of Inforte Corp. at December 31, 2001.

CHANGE OF CONTROL AGREEMENTS

The option agreements for non-employee directors provides for full and immediate vesting of all outstanding options upon a change of control of Inforte.

OPTION GRANTS IN THE LAST FISCAL YEAR

                                          % of Total    Exercise             Present Value
                           Number of    Options Granted   Price   Expiration   at Grant
Named Executive Officer Options Granted   During 2001   ($/share)    Date      Date (2)
------------------------------------------------------------------------------------------
   Philip S. Bligh              --            --          $ -0-       --        $   -0-
------------------------------------------------------------------------------------------
   Stephen C.P. Mack            --            --            -0-       --            -0-
------------------------------------------------------------------------------------------
   Nick Padgett                 --            --            -0-       --           --0-
------------------------------------------------------------------------------------------
   David B. Sutton           1,940             *           9.96      (1)         12,086

(1) These options were canceled on October 31, 2001 due to the employee ending his employment with Inforte Corp.
(2) The estimated present value at grant date of the option granted during 2001 has been calculated to be $6.23 using the Black-Scholes option pricing model. The valuation is based upon the following assumptions.

  .  estimated time until exercise of 4.0 years

  .  risk free rate of 4.0%

  .  volatility rate of 80%

  .  dividend yield of 0.0%

The approach used in developing the assumptions upon which the Black-Scholes valuation was calculated is consistent with the requirements of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation."
*  Less than 1% of options granted.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

The following table provides named executive officer's option exercises for the fiscal year ended December 31, 2001, and exercisable and unexercisable options held by them as of December 31, 2001. The ''Value of Unexercised In-the-Money Options at Fiscal Year-End'' is based on a value of $13.97 per share, the fair market value of Inforte's common stock as of December 31, 2001, which was the closing price of Inforte's common stock on December 31, 2001, as reported on the Nasdaq National Market, less the per share exercise price, multiplied by the number of shares issueable upon exercise of the option. All options were granted under Inforte's 1995 incentive stock option plan as amended and restated in December 1997 and Inforte's 1997 incentive stock option plan as amended and restated in December 1999. These plans permit the grant of stock options and other stock awards to Inforte's employees and non-employee directors. The stock options generally have ten-year terms and vest in accordance with provisions determined by the board of directors.

                     Shares               Number of Securities      Value of Unexercised
                   Acquired on  Value    Underlying Unexercised     In-the-money Options
                    Exercise   Realized    Options at 12/31/01         at 12/31/01 (1)
--------------------------------------------------------------------------------------------
Name                                    Exercisable Unexercisable Exercisable Unexercisable
-------------------------------------------------------------------------------------------
Philip S. Bligh        --       $-0-        --           --          $-0-         $-0-
-------------------------------------------------------------------------------------------
Stephen C.P. Mack      --        -0-        --           --           -0-          -0-
-------------------------------------------------------------------------------------------
Nick Padgett           --        --       50,000       100,000      686,750     1,373,500
-------------------------------------------------------------------------------------------
David B. Sutton(2)   18,750    112,313      --           --           -0-          -0-
-------------------------------------------------------------------------------------------

(1) These values have not been, and may never be, realized. These values are based on the positive spread between the respective exercise prices of outstanding options and the closing price of Inforte's common stock on December 31, 2001.
(2) David B. Sutton was not an employee nor an executive officer of Inforte Corp. at December 31, 2001.

REPORT OF THE COMPENSATION COMMITTEE REGARDING EXECUTIVE COMPENSATION

The Compensation Committee has the exclusive authority to establish the level of salary payable to Inforte's chief executive officer (''CEO'') and certain other executive officers. The committee is also responsible for administration of the incentive compensation plan and the employee stock purchase plan and for approving the individual bonus programs for the CEO and certain other executive officers. The Committee is comprised solely of two non-employee directors, Messrs. Jannotta and Kurzweil.

Compensation Philosophy

The committee's principal objective is to align executive compensation with long-term stockholder value. To achieve that objective, executive compensation has various components. One component is base salary, which is set below the median for similar positions at comparable companies. The second component is cash bonuses, which are linked to performance targets that relate to stockholder value, such as revenue, operating margin, client satisfaction and revenue per employee.

Stock options further align long-term executive performance and stockholder interests. Stock option grants are recommended by the chief executive officer to the Committee for approval. The Committee reviews recommended grants on various factors, including the executive's responsibilities, the executive's past, present and expected contributions to Inforte and the executive's current stock and option holdings. Inforte places a greater emphasis on equity ownership over cash compensation for executives.

CEO Compensation

Philip S. Bligh's base salary and bonus for 2001 was set by Inforte's board of directors significantly below the median for similar positions at comparable companies. The Committee has set Mr. Bligh's 2002 base salary again at below market rates.

Mr. Bligh's bonus for 2001 was based on corporate factors such as revenue, operating margin, client satisfaction and revenue per employee, plus individual quantitative and qualitative factors that vary each quarter depending on the business plan.

CEO and Executive Officer Bonus

The CEO and executive bonus plan is a quarterly plan based on company goals, such as revenue, operating margin, client satisfaction and revenue per employee, and individual goals related to the executive's area of responsibility. The program is designed to award below target or no payment when Inforte does not achieve threshold levels of performance for items such as revenue and operating margin and to pay above target amounts if internal company targets are exceeded.

Each quarter the bonus plan is reevaluated and new performance targets are established reflecting Inforte's business plan and financial goals. Executive bonus plan participants may elect to trade base salary for additional bonus potential. Participation in this voluntary trade plan will result in some of the executive officers having lower base salary and higher bonus earnings than those who do not elect to participate. The results of this trade plan are reflected in the compensation table above.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a federal income tax deduction to public companies for certain compensation in excess of $1 million paid to a corporation's chief executive officer or any of its four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. Inforte has structured its stock incentive plans to qualify income received upon the exercise of stock options granted under those plans as performance-based compensation. The Committee intends to review the potential effects of Section 162(m) periodically and in the future may decide to structure additional portions of Inforte's compensation program in a manner designed to permit unlimited deductibility for federal income tax purposes.

Compensation Committee

Edgar D. Jannotta
Ray C. Kurzweil

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee is composed of three outside directors who are independent, as defined by Nasdaq National Market listing standards.

Management is responsible for Inforte's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of Inforte's financial statements in accordance with generally accepted auditing standards and issuing a report to Inforte's stockholders and board of directors on the results of this audit. The committee's responsibility is to monitor and oversee these processes. The committee's functions are defined by an audit committee charter adapted by the board of directors.

The committee has met and held discussions with management and Ernst & Young LLP, Inforte's independent auditors. These meetings included sessions at which management was not present. The Committee discussed with Ernst & Young the results of its examination of Inforte's financial statements, its evaluation of Inforte's internal controls, and its assessment of the overall quality of Inforte's financial controls. Management represented to the committee that Inforte's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The committee reviewed and discussed the financial statements with management and Ernst & Young. The committee also discussed with Ernst & Young matters related to the financial reporting process required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

Ernst & Young also provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee reviewed with Ernst & Young that firm's independence.

Based on the committee's discussions with management and Ernst & Young, the committee's review of the representations of management, and the report of Ernst & Young to the committee, the committee recommended that the board of directors include the audited financial statements in Inforte's annual report on Form 10-K for the year ended December 31, 2001. The committee and the board also have recommended for stockholder approval the retention of Ernst & Young as independent auditors for fiscal year 2002.

Audit Committee

Edgar D. Jannotta
Ray C. Kurzweil
Al Ries

PERFORMANCE GRAPH

The following graph compares Inforte's stock price performance against the total stock price performance of the Nasdaq National Market and the Russell 2000 Index for the periods indicated. Inforte does not believe that there is a representative published industry or line-of-business index or a representative industry peer group of public companies against which to measure Inforte's stock price performance. Therefore, under SEC regulations, Inforte has selected the Russell 2000 Index, an index of companies with similar market capitalization to Inforte, to use as a representative peer group. The graph presents the year-end value of a $100 investment on February 17, 2000 in Inforte common stock at the $32.00 initial offering price and in each of the Nasdaq National Market and the Russell 2000 Index and assumes the reinvestment of dividends, if any.

COMPARISON OF CUMULATIVE TOTAL RETURN* AMONG INFORTE CORP., THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE RUSSELL 2000



                                    [CHART]

Date       INFORTE CORP.     NASDAQ STOCK MARKET (U.S.)         RUSSELL 2000
2/17/2000      100                    100                            100




12/31/2000      43                     54                             88





12/31/2001      44                     43                             90

--------
* $100 invested on February 17, 2000 in stock or in index--including reinvestment of dividends. Fiscal year ending December 31, 2000 and December 31, 2001

PROPOSAL NO. 2--RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

Inforte has selected Ernst & Young LLP as its principal independent accountants to perform the audit of Inforte's financial statements for the current fiscal year, and the stockholders are being asked to ratify this selection. Representatives of Ernst & Young LLP will not be available during the meeting.

AUDIT FEES. Ernst & Young's fees for our 2001 audit and review of interim financial statements were $121,650.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. Ernst & Young did not render any professional services to us in 2001 with respect to financial information systems design and implementation.

ALL OTHER FEES. Ernst & Young's fees for all other professional services rendered to us during 2001 were $132,354 including audit related services of $55,000 and non-audit services of $77,354. Audit related services included fees related to Inforte's employee benefit plan audit and accounting consultations. Non-audit services included fees for tax consultation and tax preparation, assistance obtaining work permits for UK transferees and other consultations.

The audit committee reviews and considers all Ernst & Young professional services when assessing auditor independence.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the shares of Inforte's common stock present and voting during the meeting is required to ratify the appointment of Ernst & Young LLP.

THE BOARD OF DIRECTORS RECOMMEND THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP.

OTHER MATTERS

The board of directors does not presently intend to bring any other business before the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the board of directors may recommend.

                                          By order of the board of directors
                                          /s/ Stephen C.P. Mack
                                          Stephen C.P. Mack
                                          Secretary

Chicago, Illinois
March 22, 2002

                                 INFORTE CORP.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                            THURSDAY, APRIL 25, 2002

The undersigned hereby appoints Philip S. Bligh, Stephen C.P. Mack, Nick Padgett, or any of them, as proxies and attorneys-in-fact, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Inforte Corp. ("Inforte") to be held electronically on Thursday, April 25, 2002 at 10:00 a.m. Central Daylight Time and any adjournments or postponements thereof, and to vote the number of shares the undersigned would be entitled to vote.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof to the extent authorized by Rule 14a-4(c) promulgated by the Securities and Exchange Commission.

                (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE.)

[X]  Please mark you
     vote as in the
     example



            FOR all nominees          WITHHOLD
             listed (except          AUTHORITY
            as marked to the         to vote for
             company below)      all nominees listed

PROPOSAL 1:        [_]                   [_]           Nominees:
To vote two Class II                                   Stephen C.P. Mack
Directors to hold                                      Al Ries
office for two years
or until a successor
is elected.

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominees's name on the space provided below.

------------------------------------------------

------------------------------------------------


MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR CLASS II DIRECTORS LISTED ABOVE AND A VOTE FOR PROPOSAL 2.

                                                   FOR     AGAINST   ABSTAIN
 PROPOSAL 2: To ratify the selection of Ernst &    [_]       [_]       [_]
 Young LLP as the Company's Independent
 auditors.

WHETHER OR NOT YOU PLAN TO ATTEND THE ELECTRONIC STOCKHOLDER MEETING, YOU ARE URGED TO VOTE BY TELEPHONE, OVER THE INTERNET OR SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

The meeting will be held on an electronic basis only at www.inforte.com. To vote during the meeting fax your proxy to 312-332-9207.




Signature: __________________                                 Date: ___________

NOTE: Sign exactly as your name(s) appears on your stock certificate or account records. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint events or otherwise, both or all of such persons should sign the Proxy. If shares of stock are held of record by a corporation the Proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary. Executors or administrative or other fiduciaries who execute the Proxy for a deceased stockholder should give their full title. Please date the Proxy.